Exhibit 2.1
SHARE ACQUISITION AGREEMENT
     This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between PAUL RODGERS (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 393,580 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.
2.	Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £94,459, which shall be paid as follows:

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i)	£74,780 will be paid on the Closing Date (the “First Tranche”), and

ii)	£19,679 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable in cash in US Dollars as provided above by wire transfer to an account designated by Seller.
3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, and (iii) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose, and
     b. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or

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violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this

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Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.

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     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller shall carry on its business in the ordinary and usual course and shall not do and, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.

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     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

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     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

/s/ PAUL RODGERS

PAUL RODGERS

PURCHASER

RULES-BASED MEDICINE, INC.

By:	T. Craig Benson

Its:	President and Chief Executive Officer

SHARE ACQUISITION AGREEMENT
This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between STEVE MAYER (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 161,105 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.
2.	Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £38,665, which shall be paid as follows:

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i)	£30,610 will be paid on the Closing Date (the “First Tranche”), and

ii)	£8,055 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable in cash in US Dollars as provided above by wire transfer to an account designated by Seller.
     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, and (iii) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose, and
     b. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or

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violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this

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Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.

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     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller shall carry on its business in the ordinary and usual course and shall not do and, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.

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     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

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     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

/s/ STEVE MAYER

STEVE MAYER

PURCHASER

RULES-BASED MEDICINE, INC.

By:	T. Craig Benson

Its:	President and Chief Executive Officer

SHARE ACQUISITION AGREEMENT
     This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between SABINE BAHN (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 9,500,000 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     The Closing Date cannot be before clearance under section 137 CGTA 1979 is obtained by the Seller that HM Revenue & Customs accept that the provisions of Section 135 CGTA apply to allow the capital gain on Sale of the Shares. The Seller can waive this requirement at their option by writing to the Purchaser. Seller will use her best efforts to obtain such clearance on or before April 10, 2010.
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.

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2.	Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £0.27625 per share, ie £2,624,375, which shall be paid as follows:
i)	£0.215 per share, ie £2,042,475 will be paid on the Closing Date (the “First Tranche”), and

ii)	£0.06125 per share, ie £581,900 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     The First Tranche of the Purchase Price will be payable, at Purchaser’s option, (i) in cash in US Dollars as provided above by wire transfer to an account designated by Seller or (ii) in restricted shares of Purchaser’s Common Stock of a value equal to the amount of such Tranche then payable denominated in US Dollars, provided that:
i)	With respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, such shares will valued at the initial “price to public” for each share of Purchaser’s Common Stock in the offering;

ii)	With respect to shares of Purchaser’s Common Stock that are issued after thirty (30) days following Purchaser’s initial public offering, such shares will valued at the average closing price of shares of Purchaser’s Common Stock for the thirty (30) days ending on the third trading day prior to the payment of such Tranche; and

iii)	In the event that Purchaser does not consummate an initial public offering of Purchaser’s Common Stock, Seller and Purchaser shall agree in good faith on a process whereby Purchaser’s Common Stock is valued at fair market rates.
The Second Tranche will be payable only in restricted shares of Purchaser’s Common Stock of a

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value equal to the amount of such Tranche then payable denominated in US Dollars in the terms noted above.
     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, and (iii) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose,
     b. procure that any directors, secretaries or officers nominated by Seller to serve on the board of directors of the Company resign from such position and execute a letter of resignation as a deed in the form annexed at Annex A, and
     c. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated

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hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.

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     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     (h) US Securities Matters. Any shares of Purchaser’s Common Stock (“Purchaser Shares”) issued to Seller are being or will be acquired by Seller for his, her or its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.
     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and

6

Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     (f) Seller agrees to execute and deliver lock-up agreements restricting the sale, offer, disposition or otherwise transfer of any of the Purchaser Shares, such agreements to contain similar restrictions as may be applicable from time to time to substantial holders of the capital stock of Purchaser but, with respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, the lock up restriction on Seller’s right to sell the shares will expire no later than 180 days from the Closing Date, except for limited extensions applicable to other substantial holders of the capital stock of Purchaser in the event that, prior to the expiration of the lock up period, the Company issues an earnings release or material news or a material event relating to the Company occurs or the Company announces that it will release earnings results, such extensions not to exceed 20 days from the date of the earnings release or material news or a material event.
(g) The following provisions will apply to the Purchaser Shares:
     (1) The Purchaser Shares will not be registered at the time of their issuance under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in reliance on Regulation S promulgated under the Securities Act

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(“Regulation S”).
     (2) The issuance of the Purchaser Shares is also exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and the reliance by Purchaser on such exemption is predicated in part on the representations set forth in this Agreement.
     (3) Seller certifies that Seller is not a U.S. Person (as such term is defined in Regulation S) and is not acquiring the Purchaser Shares for the account or benefit of any U.S. Person;
     (4) Seller agrees to resell the Purchaser Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Purchaser Shares unless in compliance with the Securities Act;
     (5) The offer of the Purchaser Shares was not made to Seller when Seller was in the United States of America and, at the time Seller agreed to acquire the Purchaser Shares, Seller was outside the United States of America.
     (6) The Purchaser Shares are deemed to be “restricted securities” as defined in U.S. Securities and Exchange Commission Rule 144; resales of any of such restricted securities by Seller must be made in accordance with Regulation S, the registration requirements of the Securities Act or an exemption therefrom; the Purchaser Shares will continue to be deemed to be restricted securities, notwithstanding that they were acquired by another purchaser in a resale transaction made pursuant to §230.901 or §230.904 of Regulation S.
     (7) Seller acknowledges that the Purchaser Shares have not been registered under the Securities Act and that the certificates representing any such Purchaser Shares will bear, in addition to any other legends required under applicable state securities laws, the following legend:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH

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THE U.S. SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.”
In order to prevent any transfer from taking place in violation of this Agreement or applicable law, Purchaser may cause a stop transfer order to be placed with its transfer agent with respect to the Purchaser Shares. Purchaser will not be required to transfer on its books any shares of Purchaser Shares that have been sold or transferred in violation of any provision of this Agreement or applicable law.
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.
     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.

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     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

/s/ SABINE BAHN
SABINE BAHN

PURCHASER

RULES-BASED MEDICINE, INC.

By:	T. Craig Benson

Its:	President and Chief Executive Officer

Annex A
Resignation Letter

To:	The Board of Directors
Psynova Neurotech Limited
St John’s Innovation Centre
Cowley Road
Cambridge
Cambridgeshire
CB4 0WS
[insert Closing Date]
I, [insert name], of [insert address] hereby resign as a [Director / Company Secretary] of Psynova Neurotech Limited (the “Company”) with immediate effect.
I hereby acknowledge and confirm that I have no claim or right of action of any kind (whether contractual, statutory or otherwise including claims under English and/or European Union law for compensation, wrongful dismissal or unfair dismissal, equal pay, sex discrimination, race discrimination, disability or working time regulations) against the Company or any of its officers or employees, arising out of the termination of my office as a [Director / Company Secretary] of the Company. To the extent that any such claim exists or may exist, I hereby unconditionally and irrevocably waive such claim and release the Company from any liability whatsoever in respect thereof.

Executed and delivered as a	)
deed [insert name]	)
in the presence of:-)
Witness Signature:
Name:
Occupation:
Address:

12

SHARE ACQUISITION AGREEMENT
     This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between SABINE BAHN (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 761,364 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.
2.	Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £182,727, which shall be paid as follows:

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i)	£144,659 will be paid on the Closing Date (the “First Tranche”), and

ii)	£38,068 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable in cash in US Dollars as provided above by wire transfer to an account designated by Seller
     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, and (iii) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose,
     b. procure that any directors, secretaries or officers nominated by Seller to serve on the board of directors of the Company resign from such position and execute a letter of resignation as a deed in the form annexed at Annex A, and
     c. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties

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are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other

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writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares

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contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.
     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.

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     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

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     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
The remainder of this page is intentionally left blank

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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

/s/ SABINE BAHN

SABINE BAHN

PURCHASER

RULES-BASED MEDICINE, INC.

By:	T. Craig Benson

Its:	President and Chief Executive Officer

Annex A
Resignation Letter

To:	The Board of Directors
Psynova Neurotech Limited
St John’s Innovation Centre
Cowley Road
Cambridge
Cambridgeshire
CB4 0WS
[insert Closing Date]
I, [insert name], of [insert address] hereby resign as a [Director / Company Secretary] of Psynova Neurotech Limited (the “Company”) with immediate effect.
I hereby acknowledge and confirm that I have no claim or right of action of any kind (whether contractual, statutory or otherwise including claims under English and/or European Union law for compensation, wrongful dismissal or unfair dismissal, equal pay, sex discrimination, race discrimination, disability or working time regulations) against the Company or any of its officers or employees, arising out of the termination of my office as a [Director / Company Secretary] of the Company. To the extent that any such claim exists or may exist, I hereby unconditionally and irrevocably waive such claim and release the Company from any liability whatsoever in respect thereof.

Executed and delivered as a	)
deed [insert name]	)
in the presence of:-)
Witness Signature:
Name:
Occupation:
Address:

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SHARE ACQUISITION AGREEMENT
     This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between CAMBRIDGE ENTERPRISE LIMITED (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 2,903,000 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.
2.	Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £696,720, which shall be paid as follows:

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i)	£551,570 will be paid on the Closing Date (the “First Tranche”), and

ii)	£145,150 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable, at Purchaser’s option, (i) in cash in US Dollars as provided above by wire transfer to an account designated by Seller or (ii) in restricted shares of Purchaser’s Common Stock of a value equal to the amount of such Tranche then payable denominated in US Dollars, provided that:
i)	With respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, such shares will valued at the initial “price to public” for each share of Purchaser’s Common Stock in the offering;

ii)	With respect to shares of Purchaser’s Common Stock that are issued after thirty (30) days following Purchaser’s initial public offering, such shares will valued at the average closing price of shares of Purchaser’s Common Stock for the thirty (30) days ending on the third trading day prior to the payment of such Tranche; and

iii)	In the event that Purchaser does not consummate an initial public offering of Purchaser’s Common Stock, Seller and Purchaser shall agree in good faith on a process whereby Purchaser’s Common Stock is valued at fair market rates.

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     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, (iii) copies of the minutes of a meeting of the board of directors or other governing body of Seller authorising the execution of this agreement, and all other documents ancillary to it, by Seller and appointing the relevant signatory or signatories to execute this agreement and any such other documents on their behalf and (iv) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose,
     b. procure that any directors, secretaries or officers nominated by Seller to serve on the board of directors of the Company resign from such position and execute a letter of resignation as a deed in the form annexed at Annex A, and
     c. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or

4

delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by

5

     general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company other than in the ordinary course of business, including, without limitation, the various agreements described in or contemplated by the Framework agreement between The Chancellor, Masters & Scholars of The University Of Cambridge and the Company as amended, extended or modified from time to time.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     (h) US Securities Matters.
     (1) Any Purchaser Shares issued to Seller are being or will be acquired by Seller for his or its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state.
     (2) The Purchaser Shares will not be registered at the time of their issuance under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in reliance on Regulation S promulgated under the Securities Act (“Regulation S”). The issuance of the Purchaser Shares is also exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and that the Purchaser is reliance of Purchaser on such exemption is predicated in part on the representations set forth herein.

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     (3) Seller certifies that Seller is not a U.S. Person (as such term is defined in Regulation S) and is not acquiring the Purchaser Shares for the account or benefit of any U.S. Person;
     (4) Seller agrees to resell the Purchaser Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Purchaser Shares unless in compliance with the Securities Act;
     (5) The offer of the Purchaser Shares was not made to Seller when Seller was in the United States of America and, at the time Seller agreed to acquire the Purchaser Shares, Seller was outside the United States of America.
     (6) The Purchaser Shares are deemed to be “restricted securities” as defined in U.S. Securities and Exchange Commission Rule 144; resales of any of such restricted securities by Seller must be made in accordance with Regulation S, the registration requirements of the Securities Act or an exemption therefrom; the Purchaser Shares will continue to be deemed to be restricted securities, notwithstanding that they were acquired by another purchaser in a resale transaction made pursuant to §230.901 or §230.904 of Regulation S.
     (7) Seller acknowledges that the Purchaser Shares have not been registered under the Securities Act and that the certificates representing any such Purchaser Shares will bear, in addition to any other legends required under applicable state securities laws, the following legend:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER

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OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.”
In order to prevent any transfer from taking place in violation of this Agreement or applicable law, Purchaser may cause a stop transfer order to be placed with its transfer agent with respect to the Purchaser Shares. Purchaser will not be required to transfer on its books any shares of Purchaser Shares that have been sold or transferred in violation of any provision of this Agreement or applicable law.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.
     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller shall carry on its business in the ordinary and usual course and shall not do and, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.

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     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     (f) Seller agrees to execute and deliver lock-up agreements restricting the sale, offer, disposition or otherwise transfer of any of the Purchaser Shares, such agreements to contain similar restrictions as may be applicable from time to time to substantial holders of the capital stock of Purchaser but, with respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, the lock up restriction on Seller’s right to sell the shares will expire no later than 180 days from the Closing Date, except for limited extensions applicable to other substantial holders of the capital stock of Purchaser in the event that, prior to the expiration of the lock up period, the Company issues an earnings release or material news or a material event relating to the Company occurs or the Company announces that it will release earnings results, such extensions not to exceed 20 days from the date of the earnings release or material news or a material event.
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.
     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive

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such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
The remainder of this page is intentionally left blank

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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

CAMBRIDGE ENTERPRISE LIMITED

By:	/s/ Richard Jennings

Its:	Director of Technology Transfer & Consultancy Services, Cambridge Enterprise

PURCHASER

RULES-BASED MEDICINE, INC.

By:	T. Craig Benson
Its:	President and Chief Executive Officer

Annex A
Resignation Letter

To:	The Board of Directors
Psynova Neurotech Limited
St John’s Innovation Centre
Cowley Road
Cambridge
Cambridgeshire
CB4 0WS
[insert Closing Date]
I, [insert name], of [insert address] hereby resign as a [Director / Company Secretary] of Psynova Neurotech Limited (the “Company”) with immediate effect.
I hereby acknowledge and confirm that I have no claim or right of action of any kind (whether contractual, statutory or otherwise including claims under English and/or European Union law for compensation, wrongful dismissal or unfair dismissal, equal pay, sex discrimination, race discrimination, disability or working time regulations) against the Company or any of its officers or employees, arising out of the termination of my office as a [Director / Company Secretary] of the Company. To the extent that any such claim exists or may exist, I hereby unconditionally and irrevocably waive such claim and release the Company from any liability whatsoever in respect thereof.

Executed and delivered as a	)
deed [insert name]	)
in the presence of:-)
Witness Signature:
Name:
Occupation:
Address:

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SHARE ACQUISITION AGREEMENT
     This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between THE CHANCELLOR, MASTERS & SCHOLARS OF THE UNIVERSITY OF CAMBRIDGE (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 1,148,672 Preferred A Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or
ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.
ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.
iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.
iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.

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          2. Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £275,682, which shall be paid as follows:
i)	£218,248 will be paid on the Closing Date (the “First Tranche”), and
ii)	£57,434 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable, at Purchaser’s option, (i) in cash in US Dollars as provided above by wire transfer to an account designated by Seller or (ii) in restricted shares of Purchaser’s Common Stock of a value equal to the amount of such Tranche then payable denominated in US Dollars, provided that:
i)	With respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, such shares will valued at the initial “price to public” for each share of Purchaser’s Common Stock in the offering;
ii)	With respect to shares of Purchaser’s Common Stock that are issued after thirty (30) days following Purchaser’s initial public offering, such shares will valued at the average closing price of shares of Purchaser’s Common Stock for the thirty (30) days ending on the third trading day prior to the payment of such Tranche and
iii)	In the event that Purchaser does not consummate an initial public offering of Purchaser’s Common Stock, Seller and Purchaser shall agree in good faith on a process whereby Purchaser’s Common Stock is valued at fair market rates.

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3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, (iii) copies of the minutes of a meeting of the board of directors or other governing body of Seller authorising the execution of this agreement, and all other documents ancillary to it, by Seller and appointing the relevant signatory or signatories to execute this agreement and any such other documents on their behalf and (iv) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose,
     b. procure that any directors, secretaries or officers nominated by Seller to serve on the board of directors of the Company resign from such position and execute a letter of resignation as a deed in the form annexed at Annex A, and
     c. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or

4

delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by

5

general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company other than in relation to research collaboration grant number RG46149, EPSRC case studentship 57439 and the Framework agreement as amended, extended or modified from time to time and the various agreements described in or contemplated by such Framework agreement.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     (h) US Securities Matters.
     (1) Any Purchaser Shares issued to Seller are being or will be acquired by Seller for his or its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state.
     (2) The Purchaser Shares will not be registered at the time of their issuance under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in reliance on Regulation S promulgated under the Securities Act (“Regulation S”). The issuance of the Purchaser Shares is also exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and that the Purchaser is reliance of Purchaser on such exemption is predicated in part on the representations set forth herein.
     (3) Seller certifies that Seller is not a U.S. Person (as such term is

6

defined in Regulation S) and is not acquiring the Purchaser Shares for the account or benefit of any U.S. Person;
     (4) Seller agrees to resell the Purchaser Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Purchaser Shares unless in compliance with the Securities Act;
     (5) The offer of the Purchaser Shares was not made to Seller when Seller was in the United States of America and, at the time Seller agreed to acquire the Purchaser Shares, Seller was outside the United States of America.
     (6) The Purchaser Shares are deemed to be “restricted securities” as defined in U.S. Securities and Exchange Commission Rule 144; resales of any of such restricted securities by Seller must be made in accordance with Regulation S, the registration requirements of the Securities Act or an exemption therefrom; the Purchaser Shares will continue to be deemed to be restricted securities, notwithstanding that they were acquired by another purchaser in a resale transaction made pursuant to §230.901 or §230.904 of Regulation S.
     (7) Seller acknowledges that the Purchaser Shares have not been registered under the Securities Act and that the certificates representing any such Purchaser Shares will bear, in addition to any other legends required under applicable state securities laws, the following legend:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C)

7

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.”
In order to prevent any transfer from taking place in violation of this Agreement or applicable law, Purchaser may cause a stop transfer order to be placed with its transfer agent with respect to the Purchaser Shares. Purchaser will not be required to transfer on its books any shares of Purchaser Shares that have been sold or transferred in violation of any provision of this Agreement or applicable law.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.
     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller shall carry on its business in the ordinary and usual course and shall not do and, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby

8

irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     (f) Seller agrees to execute and deliver lock-up agreements restricting the sale, offer, disposition or otherwise transfer of any of the Purchaser Shares, such agreements to contain similar restrictions as may be applicable from time to time to substantial holders of the capital stock of Purchaser but, with respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, the lock up restriction on Seller’s right to sell the shares will expire no later than 180 days from the Closing Date, except for limited extensions applicable to other substantial holders of the capital stock of Purchaser in the event that, prior to the expiration of the lock up period, the Company issues an earnings release or material news or a material event relating to the Company occurs or the Company announces that it will release earnings results, such extensions not to exceed 20 days from the date of the earnings release or material news or a material event.
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.
     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.

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     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
The remainder of this page is intentionally left blank

10

     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER THE CHANCELLOR, MASTERS & SCHOLARS OF THE UNIVERSITY OF CAMBRIDGE
By:	/s/ Kerry Sykes
Its:	Deputy Director of Finance, University of Cambridge

PURCHASER RULES-BASED MEDICINE, INC.
By:	T. Craig Benson
Its:	President and Chief Executive Officer

Annex A
Resignation Letter
To: The Board of Directors
       Psynova Neurotech Limited
       St John’s Innovation Centre
       Cowley Road
       Cambridge
       Cambridgeshire
       CB4 0WS
[insert Closing Date]
I, [insert name], of [insert address] hereby resign as a [Director / Company Secretary] of Psynova Neurotech Limited (the “Company”) with immediate effect.
I hereby acknowledge and confirm that I have no claim or right of action of any kind (whether contractual, statutory or otherwise including claims under English and/or European Union law for compensation, wrongful dismissal or unfair dismissal, equal pay, sex discrimination, race discrimination, disability or working time regulations) against the Company or any of its officers or employees, arising out of the termination of my office as a [Director / Company Secretary] of the Company. To the extent that any such claim exists or may exist, I hereby unconditionally and irrevocably waive such claim and release the Company from any liability whatsoever in respect thereof.

Executed and delivered as a	)
deed [insert name]	)
in the presence of:-)
Witness Signature:
Name:
Occupation:
Address:

12

SHARE ACQUISITION AGREEMENT
     This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between THE CHALLENGE FUND TRADING COMPANY LIMITED (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 2,366,444 Preferred A Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.

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          2. Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £567,946, which shall be paid as follows:
i)	£449,624 will be paid on the Closing Date (the “First Tranche”), and

ii)	£118,322 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable, at Purchaser’s option, (i) in cash in US Dollars as provided above by wire transfer to an account designated by Seller or (ii) in restricted shares of Purchaser’s Common Stock of a value equal to the amount of such Tranche then payable denominated in US Dollars, provided that:
i)	With respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, such shares will valued at the initial “price to public” for each share of Purchaser’s Common Stock in the offering;

ii)	With respect to shares of Purchaser’s Common Stock that are issued after thirty (30) days following Purchaser’s initial public offering, such shares will valued at the average closing price of shares of Purchaser’s Common Stock for the thirty (30) days ending on the third trading day prior to the payment of such Tranche; and

iii)	In the event that Purchaser does not consummate an initial public offering of Purchaser’s Common Stock, Seller and Purchaser shall agree in good faith on a process whereby Purchaser’s Common Stock is valued at fair market rates.

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     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, (iii) copies of the minutes of a meeting of the board of directors or other governing body of Seller authorising the execution of this agreement, and all other documents ancillary to it, by Seller and appointing the relevant signatory or signatories to execute this agreement and any such other documents on their behalf and (iv) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose,
     b. procure that any directors, secretaries or officers nominated by Seller to serve on the board of directors of the Company resign from such position and execute a letter of resignation as a deed in the form annexed at Annex A, and
     c. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or

4

delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by

5

general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     (h) US Securities Matters.
     (1) Any Purchaser Shares issued to Seller are being or will be acquired by Seller for his or its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state.
     (2) The Purchaser Shares will not be registered at the time of their issuance under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in reliance on Regulation S promulgated under the Securities Act (“Regulation S”). The issuance of the Purchaser Shares is also exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and that the Purchaser is reliance of Purchaser on such exemption is predicated in part on the representations set forth herein.
     (3) Seller certifies that Seller is not a U.S. Person (as such term is defined in Regulation S) and is not acquiring the Purchaser Shares for the account or benefit of any U.S. Person;

6

     (4) Seller agrees to resell the Purchaser Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Purchaser Shares unless in compliance with the Securities Act;
     (5) The offer of the Purchaser Shares was not made to Seller when Seller was in the United States of America and, at the time Seller agreed to acquire the Purchaser Shares, Seller was outside the United States of America.
     (6) The Purchaser Shares are deemed to be “restricted securities” as defined in U.S. Securities and Exchange Commission Rule 144; resales of any of such restricted securities by Seller must be made in accordance with Regulation S, the registration requirements of the Securities Act or an exemption therefrom; the Purchaser Shares will continue to be deemed to be restricted securities, notwithstanding that they were acquired by another purchaser in a resale transaction made pursuant to §230.901 or §230.904 of Regulation S.
     (7) Seller acknowledges that the Purchaser Shares have not been registered under the Securities Act and that the certificates representing any such Purchaser Shares will bear, in addition to any other legends required under applicable state securities laws, the following legend:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.”

7

In order to prevent any transfer from taking place in violation of this Agreement or applicable law, Purchaser may cause a stop transfer order to be placed with its transfer agent with respect to the Purchaser Shares. Purchaser will not be required to transfer on its books any shares of Purchaser Shares that have been sold or transferred in violation of any provision of this Agreement or applicable law.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.
     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller shall carry on its business in the ordinary and usual course and shall not do and, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the

8

Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     (f) Seller agrees to execute and deliver lock-up agreements restricting the sale, offer, disposition or otherwise transfer of any of the Purchaser Shares, such agreements to contain similar restrictions as may be applicable from time to time to substantial holders of the capital stock of Purchaser but, with respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, the lock up restriction on Seller’s right to sell the shares will expire no later than 180 days from the Closing Date, except for limited extensions applicable to other substantial holders of the capital stock of Purchaser in the event that, prior to the expiration of the lock up period, the Company issues an earnings release or material news or a material event relating to the Company occurs or the Company announces that it will release earnings results, such extensions not to exceed 20 days from the date of the earnings release or material news or a material event.
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.
     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.

9

     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
The remainder of this page is intentionally left blank

10

     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER THE CHALLENGE FUND TRADING COMPANY LIMITED
By:	/s/ Richard Jennings
Its:	Director of Technology Transfer & Consultancy Services, Cambridge Enterprise

PURCHASER RULES-BASED MEDICINE, INC.
By:	T. Craig Benson
Its:	President and Chief Executive Officer

Annex A
Resignation Letter
To: The Board of Directors
       Psynova Neurotech Limited
       St John’s Innovation Centre
       Cowley Road
       Cambridge
       Cambridgeshire
       CB4 0WS
[insert Closing Date]
I, [insert name], of [insert address] hereby resign as a [Director / Company Secretary] of Psynova Neurotech Limited (the “Company”) with immediate effect.
I hereby acknowledge and confirm that I have no claim or right of action of any kind (whether contractual, statutory or otherwise including claims under English and/or European Union law for compensation, wrongful dismissal or unfair dismissal, equal pay, sex discrimination, race discrimination, disability or working time regulations) against the Company or any of its officers or employees, arising out of the termination of my office as a [Director / Company Secretary] of the Company. To the extent that any such claim exists or may exist, I hereby unconditionally and irrevocably waive such claim and release the Company from any liability whatsoever in respect thereof.

Executed and delivered as a	)
deed [insert name]	)
in the presence of:-)
Witness Signature:
Name:
Occupation:
Address:

12

SHARE ACQUISITION AGREEMENT
This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between TONY LEWIS (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 115,000 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.
     2. Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £27,600, which shall be paid as follows:

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i)	£21,850 will be paid on the Closing Date (the “First Tranche”), and

ii)	£5,750 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable in cash in US Dollars as provided above by wire transfer to an account designated by Seller.
     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, and (iii) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose, and
     b. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or

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violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this

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Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.

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     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller shall carry on its business in the ordinary and usual course and shall not do and, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).

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     (f) Seller will acquire the Shares of the Company through the exercise of options under the Psynova Neurotech Limited Unapproved Company Share Option Plan (the “Plan”). Notwithstanding the terms of the Plan and the Deed of Agreement executed in connection with the grant of options under the Plan, Purchaser agrees to cause the Company to pay the employer’s share of the national insurance contributions for which the Company is required to account as a consequence of Seller’s exercise of options to purchase the Shares of the Company, up to a maximum amount of £2,161. Seller agrees that Seller has no other options under the Plan except those to acquire the Shares and that any other option for Seller to purchase shares or any ownership interest of the Company has terminated.
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.
     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

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     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

/s/ TONY LEWIS
TONY LEWIS

PURCHASER RULES-BASED MEDICINE, INC.

By:	T. Craig Benson
Its:	President and Chief Executive Officer

SHARE ACQUISITION AGREEMENT
     This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between CHRISTOPHER ROBIN LOWE (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 500,000 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     The Closing Date cannot be before clearance under section 137 CGTA 1979 is obtained by the Seller that HM Revenue & Customs accept that the provisions of Section 135 CGTA apply to allow the capital gain on Sale of the Shares. The Seller can waive this requirement at their option by writing to the Purchaser. Seller will use his best efforts to obtain such clearance on or before April 10, 2010.
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.

     2. Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £0.24 per share, ie £120,000, which shall be paid as follows:
i)	£0.19 per share, ie £95,000 will be paid on the Closing Date (the “First Tranche”), and

ii)	£0.05 per share, ie £25,000 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     The First Tranche of the Purchase Price will be payable, at Purchaser’s option, (i) in cash in US Dollars as provided above by wire transfer to an account designated by Seller or (ii) in restricted shares of Purchaser’s Common Stock of a value equal to the amount of such Tranche then payable denominated in US Dollars, provided that:
i)	With respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, such shares will valued at the initial “price to public” for each share of Purchaser’s Common Stock in the offering;

ii)	With respect to shares of Purchaser’s Common Stock that are issued after thirty (30) days following Purchaser’s initial public offering, such shares will valued at the average closing price of shares of Purchaser’s Common Stock for the thirty (30) days ending on the third trading day prior to the payment of such Tranche; and

iii)	In the event that Purchaser does not consummate an initial public offering of Purchaser’s Common Stock, Seller and Purchaser shall agree in good faith on a process whereby Purchaser’s Common Stock is valued at fair market rates.
The Second Tranche will be payable only in restricted shares of Purchaser’s Common Stock of a value equal to the amount of such Tranche then payable denominated in US Dollars in the terms noted above.
     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, and (iii) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose,
     b. procure that any directors, secretaries or officers nominated by Seller to serve on the board of directors of the Company resign from such position and execute a letter of resignation as a deed in the form annexed at Annex A, and
     c. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.

     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     (h) US Securities Matters. Any shares of Purchaser’s Common Stock (“Purchaser Shares”) issued to Seller are being or will be acquired by Seller for his, her or its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.
     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and

Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).
     (f) Seller agrees to execute and deliver lock-up agreements restricting the sale, offer, disposition or otherwise transfer of any of the Purchaser Shares, such agreements to contain similar restrictions as may be applicable from time to time to substantial holders of the capital stock of Purchaser but, with respect to shares of Purchaser’s Common Stock that are issued within thirty (30) days of Purchaser’s initial public offering, the lock up restriction on Seller’s right to sell the shares will expire no later than 180 days from the Closing Date, except for limited extensions applicable to other substantial holders of the capital stock of Purchaser in the event that, prior to the expiration of the lock up period, the Company issues an earnings release or material news or a material event relating to the Company occurs or the Company announces that it will release earnings results, such extensions not to exceed 20 days from the date of the earnings release or material news or a material event.
     (g) The following provisions will apply to the Purchaser Shares:
     (1) The Purchaser Shares will not be registered at the time of their issuance under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in reliance on Regulation S promulgated under the Securities Act

(“Regulation S”).
     (2) The issuance of the Purchaser Shares is also exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and the reliance by Purchaser on such exemption is predicated in part on the representations set forth in this Agreement.
     (3) Seller certifies that Seller is not a U.S. Person (as such term is defined in Regulation S) and is not acquiring the Purchaser Shares for the account or benefit of any U.S. Person;
     (4) Seller agrees to resell the Purchaser Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Purchaser Shares unless in compliance with the Securities Act;
     (5) The offer of the Purchaser Shares was not made to Seller when Seller was in the United States of America and, at the time Seller agreed to acquire the Purchaser Shares, Seller was outside the United States of America.
     (6) The Purchaser Shares are deemed to be “restricted securities” as defined in U.S. Securities and Exchange Commission Rule 144; resales of any of such restricted securities by Seller must be made in accordance with Regulation S, the registration requirements of the Securities Act or an exemption therefrom; the Purchaser Shares will continue to be deemed to be restricted securities, notwithstanding that they were acquired by another purchaser in a resale transaction made pursuant to §230.901 or §230.904 of Regulation S.
     (7) Seller acknowledges that the Purchaser Shares have not been registered under the Securities Act and that the certificates representing any such Purchaser Shares will bear, in addition to any other legends required under applicable state securities laws, the following legend:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE U.S. SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH

THE U.S. SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.”
In order to prevent any transfer from taking place in violation of this Agreement or applicable law, Purchaser may cause a stop transfer order to be placed with its transfer agent with respect to the Purchaser Shares. Purchaser will not be required to transfer on its books any shares of Purchaser Shares that have been sold or transferred in violation of any provision of this Agreement or applicable law.
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.
     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.

     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.
     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

/s/ CHRISTOPHER ROBIN LOWE
CHRISTOPHER ROBIN LOWE

PURCHASER RULES-BASED MEDICINE, INC.

By:	T. Craig Benson
Its:	President and Chief Executive Officer

Annex A
Resignation Letter
To:	The Board of Directors
Psynova Neurotech Limited
St John’s Innovation Centre
Cowley Road
Cambridge
Cambridgeshire
CB4 0WS
[insert Closing Date]
I, [insert name], of [insert address] hereby resign as a [Director / Company Secretary] of Psynova Neurotech Limited (the “Company”) with immediate effect.
I hereby acknowledge and confirm that I have no claim or right of action of any kind (whether contractual, statutory or otherwise including claims under English and/or European Union law for compensation, wrongful dismissal or unfair dismissal, equal pay, sex discrimination, race discrimination, disability or working time regulations) against the Company or any of its officers or employees, arising out of the termination of my office as a [Director / Company Secretary] of the Company. To the extent that any such claim exists or may exist, I hereby unconditionally and irrevocably waive such claim and release the Company from any liability whatsoever in respect thereof.

Executed and delivered as a	)
deed [insert name]	)
in the presence of:-)
Witness Signature:
Name:
Occupation:
Address:

SHARE ACQUISITION AGREEMENT
This Share Acquisition Agreement (this “Agreement”) is dated as of March 5, 2010 and is made by and between GEORGE McALLISTER (“Seller”), and RULES-BASED MEDICINE, INC., a Delaware corporation having its principal place of business at 3300 Duval Road, Austin, Texas 78759 USA (the “Purchaser”).
     WHEREAS, Seller is the holder of 131,378 Ordinary shares (the “Shares”), of PSYNOVA NEUROTECH LIMITED a company registered in England and Wales under number 5524107 whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, Cambridgeshire CB4 0WS (“Company”); and
     WHEREAS, simultaneously with the execution of this Agreement, Purchaser is entering into certain Share Acquisition Agreements whereby (i) Purchaser intends to acquire all of the outstanding stock of the Company not held by Purchaser and (ii) each option outstanding at the Closing Date (as defined below) to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser; and
     WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, the Shares pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Sale and Purchase of Shares. At the Closing, Seller agrees to sell, transfer, assign and deliver to Purchaser, with full title guarantee, and Purchaser agrees to purchase from Seller, the Shares, free and clear of any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise (collectively, “Liens”), other than those set forth in (i) the Articles of Association of the Company (as amended, restated or otherwise modified from time to time, the “Articles of Association”) or (ii) a Shareholder Agreement in relation to the Company dated as of 3 March 2006 and made by and among the Company, the Seller and certain other shareholders from time to time party thereto (as amended, restated or otherwise modified from time to time, the “Shareholder Agreement”) (collectively, “Permitted Liens”). The purchase of Shares expressly includes, without limitation, all profits, income, entitlements, rights to dividends or distributions, and other benefits and rights of any nature appurtenant to the Shares, including all rights associated with (or may in the future be associated with) the Shares under the Articles of Association or the Shareholder Agreement.
Share Acquisition Agreement

     The Closing (the “Closing”) of the transactions contemplated hereunder will occur on a date (“Closing Date”) that is the earlier to occur of:
i)	Thirty (30) days following the consummation of an initial public offering by the Purchaser; or

ii)	Another date designated by Purchaser upon not less than ten (10) days written notice to Seller. Purchaser will have no obligation to designate another Closing Date as provided in this clause ii).
     In the event the Closing Date has not occurred on or before December 31, 2010, this Agreement may be terminated at any time thereafter by either party by written notice to the other party and, in such event, neither party shall have any liability hereunder of any nature whatsoever including liability for damages.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are further subject to the satisfaction, at or before the Closing Date, of all the following conditions, any one or more of which may be waived in writing by Purchaser:
i)	All representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of that date.

ii)	The Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller on or before the Closing Date.

iii)	Purchaser shall have received a certificate, dated the Closing Date, signed by the Seller, certifying, in such detail as Purchaser and its counsel may reasonably request, that the conditions specified in clause i) and ii) above have been fulfilled.

iv)	Purchaser shall have simultaneously acquired all of the outstanding stock of the Company not held by Purchaser and each option outstanding at the Closing Date to purchase shares of the Company shall have been terminated, all on terms satisfactory to Purchaser.
     2. Purchase Price.
     The purchase price (the “Purchase Price”) for the Shares will equal £31,531 which shall be paid as follows:

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i)	£24,962 will be paid on the Closing Date (the “First Tranche”), and

ii)	£6,569 (the “Second Tranche”) will be paid on or before the later of (i) the Closing Date or (ii) thirty (30) days following the first commercial sale of the Differential Diagnosis product by the Purchaser, meaning a diagnostic test capable of distinguishing among patients with schizophrenia, bipolar disorder and major depressive disorder.
     Each Tranche of the Purchase Price will be converted into and denominated in US Dollars at the time payment of such Tranche is to be made using a conversion rate equal to the rate at which US Dollars can be purchased for pounds sterling as quoted in the Wall Street Journal at the close of business on the last business day prior to the date payment of such Tranche is to be made.
     Each Tranche of the Purchase Price will be payable in cash in US Dollars as provided above by wire transfer to an account designated by Seller.
     3. Stock Certificates; Further Assurances. On the Closing Date, Seller shall:
     a. deliver to the Purchaser (i) an original certificate or certificates representing the Shares in the name of Seller or an indemnity for any lost certificates, (ii) two (2) duly executed stock transfer forms assigning the Shares to Purchaser executed by Seller, and (iii) two (2) irrevocable powers of attorney duly executed by Seller, as appropriate, in favour of Purchaser to enable Purchaser (pending registration of the transfer of the Shares) to exercise all voting and other rights attaching to the Shares and to appoint proxies for this purpose, and
     b. instruct the Company, immediately following the payment of stamp duty arising from the transaction contemplated hereby, to (i) issue to Purchaser a new share certificate representing the Shares in the name of Purchaser and (ii) duly register the transfer of the Shares to Purchaser and enter Purchaser as the registered holder of the Shares in the statutory books of the Company.
     In addition, Seller will cooperate with the Company and Purchaser if any further action is necessary or desirable to transfer the Shares to Purchaser or otherwise to carry out the purposes of this Agreement.
     4. Representations of Purchaser. Purchaser hereby represents and warrants to Seller on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Seller in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Purchaser does not and will not: (i) conflict with or

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violate any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any of its properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Purchaser has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby, perform its obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby have been duly authorized by Purchaser and no other corporate proceedings or approvals on the part of Purchaser are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Purchaser in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Purchaser, (ii) step has been taken in relation to Purchaser, or (iii) legal proceedings have been started, or threatened, against Purchaser, for its winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets.
     5. Representations of Seller. Seller hereby represents and warrants to Purchaser on the date of this Agreement and as of the Closing Date, which representations and warranties are relied upon by Purchaser in entering into this Agreement, as follows:
     (a) No Conflict; Required Filings and Consents. The execution, delivery and performance of this Agreement by Seller does not and will not: (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller or by which any of their properties are bound or affected; or (ii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any governmental entity or agency.
     (b) Authorization. Seller has the legal capacity, power, and authority to execute and deliver this Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby, perform their obligations hereunder and consummate the transaction contemplated hereby. The execution, delivery and performance of this

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Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby have been duly authorized by Seller and no other corporate proceedings or approvals on the part of Seller are necessary to authorize the execution, delivery and performance of this Agreement or any other documents, instruments and other writings to be executed and/or delivered by or on behalf of Seller in connection with the transaction contemplated hereby or the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, specific performance, injunctive relief and other equitable remedies, and by general principles of equity.
     (c) Solvency. No (i) resolution has been passed in relation to Seller, (ii) step has been taken in relation to Seller, nor (iii) legal proceedings have been started, or threatened, against Seller, for their winding-up or dissolution, or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of their assets.
     (d) Title to Shares. Seller is (i) the sole legal and beneficial owner of the Shares and have the right to transfer the full legal and beneficial interest in the Shares to Purchaser and (ii) conveying the Shares to Purchaser free and clear of any and all Liens except for Permitted Liens. Except for the Permitted Liens there are no agreements or commitments given to create a Lien affecting the sale of the Shares.
     (e) Issuance of Shares. The Shares have been properly allotted and issued and are fully paid up or credited as fully paid up.
     (f) Intra-Group Liability. No liability remains outstanding between (i) Seller or any person connected thereto and (ii) Company.
     (g) Information. The information contained in this Agreement is true and accurate in all respects and there is no fact, matter or circumstance which makes any of that information untrue, inaccurate, incomplete or misleading or the disclosure of which might reasonably affect the willingness of Purchaser to enter into this Agreement or the price or the terms upon which Purchaser would be willing to purchase the Shares.
     6. Other Agreements. Seller and Purchaser further agree as follows:
     (a) Immediately upon the execution of this Agreement, Seller will provide the Transfer Notice (as defined in the Articles of Association) with respect to the Shares contemplated by Article 10 of the Articles of Association and Seller agrees to take all actions as counsel to Purchaser shall deem necessary to consummate the transactions contemplated by this Agreement in compliance with the Articles of Association.

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     (b) At the Closing, the parties agree to execute and deliver such other documents, certificates and agreements necessary to consummate the transactions contemplated by this Agreement.
     (c) Seller and Purchaser acknowledge and agree that each party has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the sale and purchase of Shares and Purchaser Shares and has obtained, in its judgment, sufficient information from the Company and Purchaser to evaluate the merits and risks of a sale and purchase of Shares and Purchaser Shares and each party has had an opportunity to ask questions and receive answers from the Company and Purchaser and review documents, books and records of the Company and Purchaser as such party deems necessary to evaluate the investment considerations involved concerning the sale and purchase of Shares and Purchaser Shares as such party has requested. Seller and Purchaser acknowledge that the valuation of the Shares and Purchaser Shares was determined through negotiations between Seller and Purchaser, using such valuation techniques as they deemed relevant, that the parties are satisfied with the terms of the exchange, and that no party will make a claim against the other relative to the valuation of the Shares and Purchaser Shares in the event of a subsequent transaction or disposition of the Shares and Purchaser Shares, whether at a higher or lower value than that contemplated by this Agreement.
     (d) From the date of this Agreement until Closing, Seller shall carry on its business in the ordinary and usual course and shall not do and, so far as it is able, shall not allow or procure any act or omission which would render any of the warranties in clause 5 of this Agreement to become untrue, inaccurate or misleading if repeated at any time on or before Closing.
     (e) Notwithstanding any other provision of this Agreement, Seller hereby irrevocably and unconditionally waive any rights, claims, actions or remedies which they may have against the Purchaser or any officer, director, employee or agent of the Purchaser under or in connection with any failure to pay the Purchase Price in accordance with the Articles of Association (whether or not Seller knows or could know of the existence, ground and/or legal basis of any such right, claim, action or remedy and whether or not Seller has taken any steps to exercise or pursue any such right, claim, action or remedy).

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     (f) Seller will acquire the Shares of the Company through the exercise of options under the Psynova Neurotech Limited Unapproved Company Share Option Plan (the “Plan”). Notwithstanding the terms of the Plan and the Deed of Agreement executed in connection with the grant of options under the Plan, Purchaser agrees to cause the Company to pay the employer’s share of the national insurance contributions for which the Company is required to account as a consequence of Seller’s exercise of options to purchase the Shares of the Company, up to a maximum amount of £2,500. Seller agrees that Seller has no other options under the Plan except those to acquire the Shares and that any other option for Seller to purchase shares or any ownership interest of the Company has terminated.
     7. Miscellaneous.
     (a) Notices. All notices, requests and communications hereunder shall be in writing or by telex or telegram confirmed in writing to the addresses set forth in the preamble of this Agreement. Either party may, by proper written notice hereunder to the other parties, change the address to which notice shall thereafter be sent to it.
     (b) Deviation from Covenants. A variation of this Agreement is valid only if it is in writing and signed by each of the parties. The observance or performance of any covenant, condition or obligation imposed on a party may not be waived without the prior written consent of other party.
     (c) Invalidity. In the event any one or more of the provisions contained in this Agreement or in any other instrument referred to herein or therein or executed in connection herewith or therewith shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any such invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted or modified, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the parties.
     (d) Survival of Agreements. All representations and warranties of the parties herein, and all covenants and agreements herein not fully performed by the Closing Date, shall survive such date.
     (e) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the parties shall bind its successors and assigns and shall inure to the benefit of the other party and its successors and assigns.
     (f) Waivers. No course of dealing on the part of any party nor any failure or delay by any party with respect to exercising any rights, power or privilege of any party under this Agreement shall operate as a waiver thereof. Rights and remedies of any party under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

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     (g) Entire Agreement. This Agreement together with any documents referred to herein shall constitute the entire agreement and understanding between the parties with respect to all matters which are referred to in it and shall supersede any previous agreements, prior drafts, undertakings, representations, warranties and arrangements of any nature whatsoever whether or not in writing between the parties in relation to the matter referred to in this Agreement or in connection with the subject matter of it. Nothing in this Agreement shall have the effect of limiting or restricting any liability of any person arising as a result of any fraud, wilful concealment or wilful misconduct of that person.
     (h) Confidentiality. Each party shall keep confidential any information about the existence and terms of this Agreement, and shall not disclose such information to any other person except in circumstances where disclosure is required pursuant to any applicable law, court order or to any regulatory authority, or pursuant to the applicable rules of any stock exchange
     (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.
     (j) Third Parties. Except where expressly set out herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.
     (k) Construction. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by English law. The courts of England and Wales have non-exclusive jurisdiction to settle any dispute arising from or connected with this Agreement including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Share Acquisition Agreement as of the date first written above.

SELLER

/s/ GEORGE MCALLISTER
GEORGE McALLISTER

PURCHASER RULES-BASED MEDICINE, INC.

By:	T. Craig Benson
Its:	President and Chief Executive Officer